Exhibit 10.3(d)
                                                                 ---------------


                               THIRD AMENDMENT TO
                         WINDSYSTEM MANAGEMENT AGREEMENT


         This Third Amendment to Windsystem Management Agreement (the "Amendment") is dated as of July 10, 2006 by and between Enron Wind Systems, LLC ("EWS") and Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership (the "Partnership").

                                    RECITALS
                                    --------

         WHEREAS, EWS and the Partnership are parties to that certain Windsystem Management Agreement dated as of September 9, 1985, as amended (the "Windsystem Management Agreement"), pursuant to which EWS performs certain management, administrative and other services for the Partnership in connection with that certain wind power project owned by the Partnership.

         WHEREAS, the term of the Windsystem Management Agreement expires on June 30, 2006 (the "Windsystem Management Termination Date") and the parties desire to extend the Windsystem Management Termination Date until September 30, 2006.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

         1. Amendment to Windsystem Management Agreement. Section 3 of the
            --------------------------------------------
         Windsystem Management Agreement is hereby amended by deleting the date "June 30, 2006" that appears therein and replacing it with the date September 30, 2006."

         2.   Governing Law. The terms and provisions of this Amendment shall
              -------------
              be governed by and construed in accordance with the laws of the state of California.

         3.   Counterparts. This Amendment may be executed in counterparts,
              ------------
              each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

         4.   Effective Date. This Amendment shall be effective and the
              --------------
              Windsystem Management Agreement shall be amended pursuant to this Amendment as of June 30, 2006.



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


         IN WITNESS WHEREOF, each of the parties to this Amendment have executed this Amendment as of the date set forth above.


EWS                                       Partnership
---                                       -----------

Enron Wind Systems, LLC                   Zond-PanAero Windsystem Partners, Ltd.
                                          Series 85-A, a California Limited
By:  Enron Wind LLC, its sole             Partnership
     member
                                          By:    Zond Windsystems Management III
                                                 LLC, its General Partner

By:  Enron Renewable Energy Corp.,        By:    /s/ Jesse E. Neyman
     its sole member                             -------------------------------
                                          Name:  Jesse E. Neyman
                                                 -------------------------------
                                          Title: President & CEO
                                                 -------------------------------
By:    /s/ Jesse E. Neyman
       -------------------------------
Name:  Jesse E. Neyman
       -------------------------------
Title: President & CEO
       -------------------------------





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